UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

Date of Report (Date of earliest event reported): November 22, 2017

COPSYNC, INC.
(Exact name of registrant specified in charter)

Delaware (State of Incorporation)	001-37613 (Commission File Number)	98-0513637 (IRS Employer Identification No.)

400 Poydras Street, Suite 2100, New Orleans, LA 70130
(Address of principal executive offices)  (Zip Code)

(972) 865-6192
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230. 405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company           ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

This Amendment No.1 to the current report on Form 8-K initially filed by COPsync, Inc. on November 29, 2017 is being filed to report an amendment to the Asset Purchase Agreement and Sale Order that were subjects of the original report.  Capitalized terms in this report not otherwise defined will have the meaning ascribed to them in the original report and in the exhibits thereto.

Item 1.01	Entry into a Material Definitive Agreement.

Item 2.01	Completion of Acquisition or Disposition of Assets.

As previously reported on Form 8-K filed November 29, 2017, on November 22, 2017, the Bankruptcy Court entered the Sale Order authorizing and approving the sale of the assets of the Company, with certain exceptions, to Kologik Capital, LLC pursuant to Section 363 of the Bankruptcy Code and authorizing the Company to execute and perform the Asset Purchase Agreement governing the terms and conditions of the sale.  The sale was closed on that date.

The parties have negotiated a revision to the cash payment provision of the Asset Purchase Agreement to substitute an installment payment schedule instead of a lump sum payment due within 60 days of the closing date.  On March 5, 2018, the Company and the Purchaser filed a joint motion to amend the Sale Order.  The Bankruptcy Court granted the motion by order entered March 7, 2018, which included this operative provision:

IT IS FURTHER ORDERED that the Purchase Agreement (as that term is defined in the Sale Order) attached to the Sale Order as Exhibit (1) be and hereby is amended in the following respects only:

Paragraph 2(a)(iii) is amended to state, “$600,000 in cash, payable as follows: (1) $39,000 on or before February 2, 2018; (2) an additional $50,000 on or before February 12, 2018; ( (3) an additional $300,000 on or before March 2, 2018, and (4) all remaining amounts due on or before March 16, 2018; and”

All other provisions in the Asset Purchase Agreement and the Sale Order remain the same.

The joint motion to amend the Sale Order is filed as Exhibit 99.3.  The Bankruptcy Court order amending the Sale Order is filed as Exhibit 99.4.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description
99.3	Joint motion to amend Sale Order.
99.4	Order as entered by the Bankruptcy Court on March 7, 2018

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 14, 2018	COPsync, Inc. By: /s/ Clint Mock Name: Clint Mock Title: Chief Financial Officer